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                                                                    Exhibit 99.5

                             SHAREHOLDERS' AGREEMENT

THIS DEED is made May 10,                       1996

BETWEEN:

 (1) ALCOA INTERNATIONAL HOLDINGS COMPANY, a company incorporated in the State of Delaware, United States of America and having its principal place of business at 5 Burlington Square, Burlington, Vermont, United States of America ("AIHC"); and

 (2) WMC LIMITED ACN 004 820 419, a company incorporated in the State of Victoria, Australia and having its principal place of business at 60 City Road, Southbank, Victoria, Australia (formerly called Western Mining Corporation Holdings Limited) ("WMC").

RECITALS:

 A. AIHC and WMC (both of which are hereinafter collectively called the "Principal Shareholders" and each of which is hereinafter individually called a "Shareholder") are the principal shareholders in the Company (as hereinafter defined) each beneficially owning ordinary voting shares in the Company as follows:

                   Shareholder         Shares                 Percentage
                   AIHC                 249,240,000               60.0%
                   WMC                  163,044,500              39.25%

 B. The balance of the issued capital in the Company, namely 3,115,500 ordinary shares representing point seven five per centum (0.75%) of the issued capital, is held by QBE Securities Pty Limited (0.50%) and QBE Nominees Pty Limited (0.25%).

 C. Pursuant to the terms of a Master Agreement made 16 December 1987 between Aluminum Company of America ("ACOA") (a company incorporated in the Commonwealth of Pennsylvania, United Sates of America and the ultimate holding company of AIHC) and WMC (the "1987 Master Agreement"), AIHC and WMC entered into a Deed in December 1987 (the "Existing Shareholders' Agreement") which constituted a shareholders' agreement between them governing certain matters of mutual interest.

 D.      Since the date of the Existing Shareholders' Agreement:

         (i) WMC has acquired certain shares in the Company from institutional investors;

         (ii) ACOA and WMC have agreed to combine their interests in bauxite mining, alumina refining and the ACOA inorganic industrial chemicals operations as well as certain integrated aluminum fabricating and smelting operations to form a world-wide enterprise and have signed (inter alia) a document described as the Charter of the Strategic Council (the "Charter") which sets forth certain principles and policies for the management of the entities and operations comprising the world-wide enterprise and concerning the rights and obligations of ACOA and WMC with regard to their respective interests in those entities and operations; and

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         (iii)    in connection with the formation of the worldwide enterprise,
                  WMC has transferred to AIHC 37,386,000 ordinary shares in the Company, representing nine percent (9%) of the issued capital in the Company.

 E. Pursuant to the terms of the 1987 Master Agreement, ACOA, Alcoa Securities Corporation ("ASC") (a company incorporated in the State of Delaware, United States of America) and WMC entered into a further Deed in December 1987 (the "AIHC Right of First Refusal Deed") which provided among other matters of mutual interest that ACOA and ASC will not dispose of their shares in AIHC without first offering them to WMC in accordance with the terms of that Deed.

 F. The Principal Shareholders now wish to enter into a new shareholders' agreement to govern certain matters of mutual interest on the terms and conditions following and to terminate the Existing Shareholders' Agreement.

 G. Pursuant to clause 4 thereof the AIHC Right of First Refusal Deed will cease to have force and effect upon termination of the Existing Shareholders' Agreement.


THE PARTIES HEREBY AGREE AND DECLARE as follows:

 1.      DEFINITIONS

 1.1     In this Deed:

         "Affiliate" means, in relation to a Shareholder, any entity, directly or indirectly, controlling, controlled by, or under common control with that Shareholder. Without limiting the generality of the foregoing, an entity shall be deemed to be in control of or to be controlled by another entity if such entity holds fifty percent (50%) or more of the outstanding voting equity interest in such other entity or such other entity holds fifty percent (50%) or more of its outstanding voting equity interest;

         "Charter" means the charter of the Strategic council of the Enterprise dated December 21, 1994 between ACOA and WMC, described further in Recital D (ii);

         the "Company" means Alcoa of Australia Limited ACN 004 879 298, a company incorporated in the State of Victoria, Australia, and having its principal place of business at 530 Collins Street, Melbourne, Victoria, Australia;

         "Competitor" shall mean any person or entity engaged in the mining of bauxite or in the processing of alumina, inorganic chemicals or production of primary aluminium, whether directly or indirectly through any company in which it holds, whether legally or beneficially, ten percent (10%) or more of the issued capital or such number of shares in the issued capital or any class of shares in the issued capital which entitles it to ten percent (10%) or more of the voting power of the share in that company;

         "Enterprise" means the contractual arrangement by which WMC and ACOA shall cause the Enterprise Companies to take actions in a coordinated manner, through which WMC and ACOA will combine their respective current interests in bauxite mining, alumina refining and the ACOA inorganic chemicals operations as well as ACOA's shipping operations and certain integrated aluminium fabricating and smelting operations;

         "Enterprise Companies" means those Affiliates of ACOA or WMC that own and operate the combination of ACOA's and WMC's respective current interests in bauxite mining, alumina refining and the ACOA inorganic chemicals operations as well as ACOA's shipping operations and certain integrated aluminium fabricating and smelting operations;

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         "Interest" means in relation to a shareholder of the Company the total number of issued ordinary shares in the Company which are beneficially owned by that shareholder;

         "Percentage Interest" means, with respect to any shareholder and with respect to any point in time, the proportion, expressed as a percentage, which that shareholder's Interest bears to the total number of issued ordinary shares in the Company, determined without reference to any other class or classes of shares;

         "Scope of Company" means the scope of the Company as referred to in clause 2; and

         "Strategic Council" means the council formed by ACOA and WMC to coordinate the activities of the Enterprise.

1.2      In this Deed, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b) a reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

         (c)      a reference to any gender includes all genders;

         (d) a reference to a recital, clause or schedule, is to a recital, clause or schedule of or to this Deed;

         (e)      a recital or schedule forms part of this Deed;

         (f) a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as amended, notated, supplemented or replaced from time to time;

         (g) a reference to any part to this Deed or any other document or arrangement includes that party's administrators, substitutes, successors and permitted assigns;

         (h) where an expression defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

         (i) words and phrases defined in the recitals or elsewhere in this Deed have the meaning there ascribed to them.

2.       SCOPE OF THE COMPANY

         The Scope of the Company shall be limited to the Scope of the Enterprise as set forth in Section 5 of the Charter.

3.       NOMINATION OF DIRECTORS

         The board of directors of the Company shall consist of six directors, A director may be any natural person who may, but need not, be an employee of any of the Principal Shareholders or the Company. The Principal Shareholders agree that four directors shall be individuals nominated by AIHC, and two directors shall be individuals nominated by WMC. Each Shareholder agrees to vote its Interest to elect as directors the individuals nominated by the other Shareholder. In the case of the death, resignation or removal of a director each Shareholder further agrees to vote its Interest to appoint as his or her replacement an individual nominated by the Shareholder which had nominated the director whose death, resignation or removal is the cause of the vacancy.

4.       DECISIONS REQUIRING APPROVAL OF BOTH THE PRINCIPAL SHAREHOLDERS

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4.1      The Principal Shareholders agree that a resolution relating to any of the matters described in clause 4.3 shall be adopted, only if both Principal Shareholders are in favour of the resolution. If one of the Principal Shareholders informs the other Principal Shareholder in writing that it intends to vote against a resolution, the other Principal Shareholder shall vote against the resolution or shall obstain from voting.

4.2 The Principal Shareholders shall use their best endeavours to procure that a resolution of the directors of the Company relating to any of the matters described in clause 4.3 shall be adopted, whether at a meeting of directors of otherwise, only if both Principal Shareholders are in favour of the resolution. If one of the Principal Shareholders informs the other Principal Shareholder writing that it is opposed to the resolution, the other Principal Shareholder shall use its best endeavours to procure that the directors appointed by that Shareholder vote against the resolution.

4.3      Clauses 4.1 and 4.2 apply to any resolution concerning:

         (a)      change of the Scope of the Company;

         (b)      change in the dividend policy of the Company;

         (c) equity requests to the Principal Shareholders on behalf of the Company totaling in any one year more than US$ 1 billion;

         (d) sale of all or a majority of the assets of the Company (such assets to be valued for this purpose at the Company book value); or

         (e) loans (whether directly or indirectly) to ACOA or WMC or their Affiliates by the Company or any of its Affiliates.

4.4 Subject to clauses 4.1 to 4.3 inclusive and the requirements of Australian law, questions arising at any meeting of the directors or of the members of the Company shall be decided by a majority of votes cast, in accordance with the articles of association of the Company.

4.5 The Principal Shareholders hereby authorise the board of directors of the Company to manage, on a daily basis, the business and affairs of the Company on behalf of the Principal Shareholders in a manner consistent with this Agreement, the applicable law, the Articles of Association of the Company and the direction of the Strategic Council.

5.       LEVERAGING POLICY

         The Principal Shareholders agree that the Company will maintain a limit of debt (net of cash) in the aggregate equalling 30% of the total capital of the Company Plus any minority interest plus shareholder equity.

6.       DIVIDEND POLICY

         Subject to the requirements of Australian law, the Principal Shareholders shall join together to cause the Company to distribute by way of dividends at least 30% of the net income of the Company as calculated in accordance with United States generally accepted accounting principles and as certified by the auditor of the Company of the prior year in each financial year unless the Strategic Council agrees by a vote of 80% of the appointed members that the Company should pay a smaller dividend and so directs the Principal Shareholders. The Principal Shareholders will endeavour to cause the Company to distribute dividends above 30% of the net income of the Company consistent with prudent financial management and in the context of the strategic and business objectives of the Enterprise. Subject to the requirements of Australian law, distributions by the Company are subject to the dividend policy set forth in Section 10 of the Charter of the Strategic Council.

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7.       RESTRICTIONS ON TRANSFER

7.1      General Restrictions of Transfer

         (a)      Transfers Other than to Affiliates of Principal Shareholders.

                  Except as otherwise provided in subclause (b) of this clause
                  7.1 (relating to permitted transfers to Affiliates of Principal Shareholders), no Principal Shareholder may sell, transfer or assign (hereinafter in this clause 7 referred to interchangeably as "Transfer") to any individual or entity (each a "Transferee") all or any portion of an Interest unless
                  (I) such Transfer is expressly permitted under this clause 7, and (ii) such Transferee first executes a deed, reasonably satisfactory to the other Principal Shareholder, accepting and agreeing to all of the terms and conditions of this Deed (including specifically, without limitation, of clause 7).

          (b) Notwithstanding the provisions of subclause (a) of this clause 7.1, any Principal Shareholder may, without the consent of the other Principal Shareholder, and without first making any Offer to the other Principal Shareholder as described in clause 7.3 hereof. Transfer all or any portion of such Principal Shareholder's Interest to an Affiliate of such Principal Shareholder, provided, however, that such Affiliate must satisfy all of the requirements of subclause (a) of this clause 7.1 that are applicable to Transfers to a Transferee that is not an Affiliate of a Principal Shareholder.

7.2      Permissible Transfers by AIHC

         (a)      Passive Investor.

                  Notwithstanding the provisions of clause 7.1(a) hereof, if, at any time, AIHC desires to Transfer a portion of its Interest that is a nine percent (9%) or less Percentage Interest in the Company to an investor who will not be entitled to manage or bind the Company nor be represented on the board of a Shareholder or on any Affiliate boards, consent to such Transfer by WMC shall not be required and AIHC shall not be required to make any Offer to the other Principal Shareholder as described in clause 7.3 hereof. Such investor shall only receive business information about the Company that is required by the law governing the Company, plus additional information as is believed reasonable by AIHC as being appropriate for the particular investor and consented to by WMC, which consent may be withheld in its sole discretion. Said investor shall be entitled to share in the distributions of the Company in proportion to its Percentage Interest in the Company. AIHC shall give not less than thirty (30) days prior written notice to WMC of its intent to so transfer such part of its Interest.

         (b)      Active Investor.

                  Notwithstanding the provisions of clause 7.1(a) hereof, if an any time AIHC desires to Transfer a portion of its Interest that is a nine percent (9%) or less Percentage Interest in the Company to an investor (other than as described in clause 7.2(a)), AIHC must first obtain the consent of WMC to such Transfer, which consent shall not be unreasonably withheld, but AIHC shall not be required to make any Offer to the other Principal Shareholder as described in clause 7.3

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                  hereof, and WMC shall not have any right pursuant to clause
                  7.3 hereof, and WMC shall not have any right pursuant to clause 7.3 hereof to purchase any part of such portion of the Interest of AIHC. AIHC shall specify a time and a place of closing not less than ten (10) nor more than twenty (20) business days following the date of consent by WMC and AIHC shall deliver to such investor at the closing all requisite and duly executed forms of transfer against payment for the portion of the Interest being Transferred.

         (c)      Aggregate 9% Transfers.

                  Notwithstanding the foregoing provisions of this clause 7.2, the aggregate Percentage Interest that may be Transferred by AIHC under both subclause (a) and subclause (b) of this clause
                  7.2 shall not exceed a nine percent (9%) Percentage Interest in the Company.

7.3      Offers to the Other Principal Shareholder

         Except as otherwise provided in clause 7.1(b) or clause 7.2 hereof, if at any time during the term of this Agreement any Principal Shareholder desires to Transfer all or any portion of its Interest, such Principal Shareholder shall first make an offer in writing delivered to the other Principal Shareholder (an "Offer") to sell such Interest or portion thereof to the other Principal Shareholder in accordance with the provisions of clause 7.4 and 7.5 hereof.

7.4      Options

         For a period of forty-five (45) days from and after the receipt of an Offer from a Principal Shareholder (the "Transferring Member"), the other Principal Shareholder (a "Purchasing Member"), shall have the option (an `Option") either to: (a) purchase (either directly or by an Affiliate of the Purchasing Member) the Transferring Member's Interest available for sale upon the same terms and conditions as specified in the Offer: or (b) decline to purchase the Transferring Member's Interest so available. During the foregoing forty-five (45) day period, the Transferring Member shall furnish to the other Principal Shareholder such further evidence as it may reasonably require to enable it to establish the bona fides of the Offer.

7.5      Election of Options

         (a)      Purchase by Other Principal Shareholder

                  If a Purchasing Member elects to purchase the Transferring Member's Interest available for sale pursuant to clause 7.2 hereof: (a) such Purchasing Member shall specify a time and a place of closing not less than ten (10) nor more than sixty
                  (60) business days following the mailing of the notice of exercise of the Option to purchase or at such later time as agreed to by the Transferring Member and such Purchasing
                  Member: and (b) the Transferring Member shall deliver to the Purchasing Member, or to its designee (which must be an Affiliate of the Purchasing Member), at the closing all requisite and duly executed forms or

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                  transfer against payment for the Transferring Member's
                  Interest being sold upon the same terms as set forth in the Offer.

         (b)      Election Not to Purchase.

                  If the Purchasing Member does not exercise its Option to purchase all of the Transferring Member's Interest that is the subject of the Offer pursuant to subclause (a) of this clause
                  7.5 or fails to elect any Option granted in clause 7.4 above within the said forty-five (45) days period, then the Transferring Member may sell its Interest that is the subject of the Offer to a third party upon the same or more stringent terms and conditions as specified in the Offer, provided that the prospective purchaser is not a Competitor: provided, however, that the prospective purchaser, concurrently with such sale, agrees in a written undertaking, in form and substance reasonably acceptable to the Purchasing Member, to be bound by the terms of this Deed and the Charter and to be a party to this Deed in place of the Transferring Member. The closing of the sale to a third party must take place within sixty (60) days of the expiration of the aforementioned forty-five (45) day period. If the prospective purchaser is a competitor, the Transferring Member shall only be entitled to sell its Interest to the Competitor if the Purchasing Member consents to the sale of the Transferring Member's Interest upon the terms and conditions specified in the Offer, which consent the Purchasing Member may withhold in its sole discretion. If a Purchasing member withholds consent to the sale of the Transferring Member's Interest to a Competitor, then the Transferring Member shall not sell its Interest to such Competitor, and the Purchasing Member shall not be liable to the Transferring Member for any liability incurred by the Transferring Member in connection with the Offer.

                  If the Transferring Member does not sell its Interest as provided in this clause 7.5, the Transferring Member's Interest shall not be free from the restrictions contained in this clause 7, and such Transferring Member's Interest shall not thereafter be sold unless the provisions of this clause 7 shall again be complied with.

7.6      Recognition by Company of Transfers.

         No Transfer, or any part thereof, that is in breach of this clause 7 shall be valid or effective, and the Principal Shareholders shall not, and shall use their best endeavours to procure that the board of directors of the Company shall not, recognise the same for the purpose of making any distributions to members with respect to such Interest of part thereof. The Company, the non-transferring Shareholders and the board of directors of the Company shall incur no liability as a result of refusing to make any such distributions to the Transferee of any such invalid transfer.

8.       DISPUTE RESOLUTION

8.1      Board

         All disputes, differences, controversies or claims between either of the Principal Shareholders related to the Company shall be initially discussed by the board of directors of the Company (the "Board"). A Principal Shareholder may refer a matter to the Board with a view to resolution by delivering written notice describing the matter to all members of the Board. Unless the notice identifies the matter to be one of such urgency that a special meeting of the Board is required. The matter shall be taken up at the next regularly scheduled meeting of the Board following receipt of notice of the dispute. The Board shall attempt to resolve the dispute through amicable conciliation, and may consult outside experts for assistance in attempting to resolve the dispute.

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8.2      Strategic Council

         If the Board is unable to resolve the dispute by unanimous consent within sixty (60) days, either Principal Shareholder may refer the matter for further resolution to the Strategic Council by delivering written notice describing the matter to all members of the Strategic Council. Unless the notice identifies the matter to be one of such urgency that a special meeting of the Strategic Council is required, the matter shall be taken up at the next regularly scheduled meeting of the Strategic Council following receipt of notice of the dispute. The Strategic Council shall attempt to resolve the dispute through amicable conciliation, and may consult outside experts for assistance in attempting to resolve the dispute.

8.3      Final Resolution

         If the Strategic Council is unable to resolve the dispute by unanimous consent within sixty (60) days, either Principal Shareholder may refer the matter for further resolution pursuant to the procedures set forth in Section 11 of the Charter.

9.       AMENDMENT OF ARTICLES OF ASSOCIATION

         The Principal Shareholders hereby agree to cause a general meeting of members of the Company to be held as soon as practicable for the purpose of adopting, in substitution for the existing Articles of Association of the Company, the Articles of Association set out in the Annexure to this Deed, and to vote at that meeting in favour of adopting those new Articles of Association.

10.      TERMINATION OF EXISTING SHAREHOLDERS' AGREEMENT

         From the date of this deed the Existing Shareholders' Agreement shall no longer have any force or effect and shall be terminated and the respective rights, duties and obligations of AIHC and WMC thereunder shall from such date cease to exist.

11.      TERMINATION OF AIHC RIGHT OF FIRST REFUSAL DEED

         The parties acknowledge that pursuant to clause 4 thereof, the AIHC right of First Refusal Deed will cease to have force and effect upon termination of the Existing Shareholders' Agreement from the date of this Deed.

12.      MISCELLANEOUS

12.1 The benefit of any rights conferred by this Deed on any Shareholder shall not be assignable at law or in equity without the prior written agreement of all parties to this Deed. Such agreement shall not be unreasonably withheld in the case of an assignment by a Shareholder to an Affiliate, PROVIDED THAT the Affiliate enters into a deed comparable hereto by which it undertakes to observe and perform all the obligations of that Shareholder which are contained in this Deed.

12.2 This Deed shall be construed in accordance with, and be governed by, the laws of the State of Victoria.

12.3 If any one or more of the provisions of this Deed should at any time be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability shall not affect the

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         operation, construction or interpretation of any other provision of this Deed, to the intent that the invalid, illegal or unenforceable provisions shall be treated for all purposes as severed from this Deed.

12.4 No modification, variation, wavier or amendment of this Deed shall be of any force or effect unless such modification, variation or amendment is in writing and has been signed by all of the parties of this Deed.

12.5 Any notice or other communication which is required under this Deed shall be given either:

         (a)      by airmail, with postage fully pre-paid;

         (b)      by delivery by hand; or

         (c)      by facsimile transmission;

         properly addressed to the party at the address set forth below or to such changed addresses as may be designated by such party by notice to the other party;

         if to AIHC:

         Vice President
         Alcoa International Holdings Company
         5 Burlington Square
         PO Box 1491 Burlington VT 05402-1491
         U.S.A.

         Facsimile No:         (802) 658 2851

         if to WMC:
         The Managing Director
         WMC Limited
         60 City Road
         Southbank, 3006
         Victoria, Australia
         Facsimile No. (03) 9686 3569

         Any such notice given by airmail shall be deemed to have been given:

         (a) on the tenth (10th) day after having been mailed in the manner provided above;

         (b)      when delivered, if delivered by hand; and

         (c) if given by facsimile transmission, on the day on which it is sent.

         Either party may change its address by giving the other party written notice of such change in the manner provided above.

EXECUTED as a Deed.



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ALCOA INTERNATIONAL HOLDINGS COMPANY

By:
   -----------------------------------
         John E. Wilson Jr.
         Vice President

and its corporate seal was hereto affixed in the presence of:


--------------------------------------



THE COMMON SEAL OF WMC                                      )
LIMITED was affixed in the presence                         )
of, and sealing is attested by:                             )



--------------------------------------      ---------------------------------
Secretary                                                     Director
Name (printed):                                               Name (printed):





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